UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 1, 2017

Commission File Number of issuing entity: 333-206677-01

Central Index Key Number of issuing entity: 0001659329

Wells Fargo Commercial Mortgage Trust 2015-P2

(Exact name of issuing entity as specified in its charter)

Commission File Number of depositor: 333-206677

Central Index Key Number of depositor: 0000850779

Wells Fargo Commercial Mortgage Securities, Inc.

(Exact name of depositor as specified in its charter)

Central Index Key Number of sponsor (if applicable): 0001634437

Macquarie US Trading LLC

(Exact name of sponsor as specified in its charter)

Central Index Key Number of sponsor (if applicable): 0001541468

Ladder Capital Finance LLC

(Exact name of sponsor as specified in its charter)

Central Index Key Number of sponsor (if applicable): 0001541001

Citigroup Global Markets Realty Corp.

(Exact name of sponsor as specified in its charter)

Central Index Key Number of sponsor (if applicable): 0000740906

Wells Fargo Bank, National Association

(Exact name of sponsor as specified in its charter)

Central Index Key Number of sponsor (if applicable): 0001238163

Société Générale

(Exact name of sponsor as specified in its charter)

Anthony J. Sfarra (212) 214-5600

(Name and telephone number, including area code, of the person to contact in connection with this filing)

38-3984627
38-3984628
New York	38-7143660

(State or Other Jurisdiction of Incorporation)	(IRS Employer Identification No.)

c/o Wells Fargo Bank, N.A. 9062 Old Annapolis Road Columbia, MD	21045
(Address of Principal Executive Offices)	(Zip Code)

Telephone number, including area code:  (410) 884-2000

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act(17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act(17 CFR 240.13e-4(c))

Section 6 - Asset-Backed Securities

Item 6.02. Change of Servicer or Trustee.

Effective as of May 1, 2017, all of the rights and obligations of Principal Global Investors, LLC (“PGI”) under that certain agreement, dated as of December 1, 2015, between Wells Fargo Bank, National Association, as master servicer, and PGI, as primary servicer (the “Sub-Servicing Agreement”) were assigned by PGI to Principal Real Estate Investors, LLC (“PrinREI”). With respect to the Sub-Servicing Agreement, such rights and obligations shall include all rights and obligations with respect to the mortgage loans primary serviced under such agreement and any related serviced companion loans.

PrinREI, a Delaware limited liability company, is a wholly owned subsidiary of Principal Life Insurance Company. The principal servicing offices of PrinREI are located at 801 Grand Avenue, Des Moines, Iowa 50392.

PGI, the parent company of PrinREI, is ranked "Strong" as a primary servicer and "Above Average" as a special servicer of commercial real estate loans by S&P. PrinREI has extensive experience in servicing commercial real estate mortgage loans. PrinREI has been engaged in the servicing of commercial mortgage loans since 1970 and commercial mortgage loans originated for securitization since 1998.

As of December 31, 2016, PrinREI serviced (in certain cases, together with its parent company, PGI) approximately 1,916 commercial and multifamily mortgage loans, with an aggregate outstanding principal balance of approximately $22.0 billion. The portfolio of loans serviced by PrinREI includes commercial mortgage loans included in commercial mortgage-backed securitizations, portfolio loans and loans serviced for non-affiliated clients. The portfolio consists of multifamily, office, retail, industrial, warehouse and other types of income-producing properties. PrinREI services loans in most states throughout the United States.

As of December 31, 2016, PrinREI was a primary servicer in approximately 62 commercial mortgage-backed securitization transactions, servicing approximately 445 loans with an aggregate outstanding principal balance of approximately $4.9 billion.

PrinREl's historical servicing volume is shown below:

Year-End	2013	2014	2015	2016
CMBS	$9.2B	$8.3B	$7.2B	$4.9B
Total loans	$23.5B	$22.8B	$22.3B	$22.0B

PrinREI utilizes the Enterprise! loan servicing system, which is widely used in the loan servicing industry. PrinREI has a robust website available for borrowers to view the current status of their loans. PrinREI also utilizes a website to provide information to master servicers, including property inspections, property financials and other reporting.

The PrinREI servicing team is comprised of the following areas:

•         Operations is responsible for new loan boarding, loan audits, insurance and real estate tax monitoring and escrows and UCC administration.

•         Servicing Asset Management is responsible for processing borrower consents, including lease related items; escrow and reserve administration and monitoring triggers.

•         Portfolio managers are responsible for compliance with the pooling and servicing agreements and primary servicing agreements, and master servicer and special servicer communication.

•         Surveillance is responsible for collecting and analyzing financial statements, rent rolls, physical property inspections and general portfolio surveillance.

•         Cash Management and Investor Reporting controls cash management, including payment processing, remittances and investor reporting.

PrinREI may use sub-servicers or vendors to perform certain servicing processes. None of the sub-servicers or vendors perform any cashiering or material processes. PrinREI monitors any sub-vendors for compliance and quality control.

Generally, all loan payments received by PrinREI are initially deposited into commingled receipts accounts. Funds are then transferred to segregated investor-specific accounts pursuant to the servicing agreements.

PrinREI has developed policies, procedures and controls for the performance of primary servicing obligations consistent with applicable servicing agreements and servicing standards.

PrinREI has quality control policies and procedures to ensure compliance with the servicing criteria set forth in Item 1122 of Regulation AB. PrinREl’s policies and procedures are updated as processes change to ensure continuing compliance with regulatory and servicing industry changes. There have been no material non-compliance or default issues against PrinREI in the servicing of its CMBS or other loans.

No securitization transaction involving commercial mortgage loans in which PrinREI was acting as primary servicer has experienced an event of default as a result of any action or inaction of PrinREI as primary servicer, including as a result of PrinREl's failure to comply with the applicable servicing criteria in connection with any securitization transaction.

From time to time, PrinREI and its affiliates are parties to lawsuits and other legal proceedings arising in the ordinary course of business. PrinREI does not believe that any currently pending lawsuits or legal proceedings would individually or in the aggregate have a material adverse effect on its business or its ability to act as primary servicer with respect to the mortgage loans that it is primary servicing.

PrinREI (in certain cases, through its parent company, PGI) has an interim servicing agreement with Macquarie Investments US Inc. d/b/a Principal Commercial Capital and certain of its affiliates to interim service certain of such entities' mortgage loans prior to their securitization.

Neither PrinREI nor any of its affiliates retains on the date hereof any certificates issued by the issuing entity or any other economic interest in this securitization. However, PrinREI or its affiliates may own in the future certain classes of certificates. Any such party will have the right to dispose of any such certificates at any time.

A description of the material terms of the Sub-Servicing Agreement regarding the primary servicing of the mortgage loans under such agreement and the primary servicer’s duties regarding such mortgage loans, including terms regarding the primary servicer’s removal or resignation, in included in the Prospectus (SEC File Number 333-206677-01) filed with the Securities and Exchange Commission on December 23, 2015 pursuant to Rule 424(b)(5) in the section captioned “The PGI Primary Servicing Agreement”.  The Sub-Servicing Agreement has been filed as Exhibit 99.6 to the Form 8-K on December 23, 2015 under Commission File No. 333-206677-01 and incorporated by reference herein.

Item 9.01. Financial Statements, Pro Forma Financial Information and Exhibits.

(c)	Exhibits

Exhibit No.	Description

Exhibit 99.6

Sub-Servicing Agreement, dated as of December 1, 2015, between Wells Fargo Bank, National Association, as master servicer, and Principal Global Investors, LLC, as primary servicer (filed as Exhibit 99.6 to the issuing entity’s Form 8-K on December 23, 2015 under Commission File No. 333-206677-01 and incorporated by reference herein).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Wells Fargo Commercial Mortgage Securities, Inc.

(Depositor)

/s/ Anthony Sfarra

Anthony Sfarra, President

Date: May 4, 2017

INDEX TO EXHIBITS

Item 601(a) of Regulation S-K Exhibit No.	Description	Paper (P) or Electronic (E)

99.6

Sub-Servicing Agreement, dated as of December 1, 2015, between Wells Fargo Bank, National Association, as master servicer, and Principal Global Investors, LLC, as primary servicer (filed as Exhibit 99.6 to the issuing entity’s Form 8-K on December 23, 2015 under Commission File No. 333-206677-01 and incorporated by reference herein).

(E)